UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2026

AMR Resources Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43405	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Fort Street, PO Box 500

Grand Cayman, Cayman Islands KY1-1106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (302) 202-1553

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	AMACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AMAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 16, 2026, AMR Resources Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”), including 1,000,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $260,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-297085) for the IPO, originally filed with the U.S. Securities and Exchange Commission on June 26, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated July 16, 2026, by and between the Company and BTIG, LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 16, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 16, 2026, by and among the Company, its officers, its directors and AMR Resources Sponsors LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 16, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 16, 2026, by and among the Company, BTIG, LLC and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 16, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference (the “Sponsor Private Placement Unit Agreement”).

●	A Private Placement Units Purchase Agreement, dated July 16, 2026, by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference (the “Underwriter Private Placement Unit Agreement”).

●	An Administrative Services Agreement, dated July 16, 2026, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated July 16, 2026, by and between the Company and Matthew Fitzgerald, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated July 16, 2026, by and between the Company and Morgan Fahimi, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated July 16, 2026, by and between the Company and Andrew Childs, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated July 16, 2026, by and between the Company and Michael Westerman, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated July 16, 2026, by and between the Company and Karl Simich, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Agreement, the Company completed the private sale of an aggregate of aggregate of 447,500 private placement units (the “Sponsor Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds to the Company of $4,475,000. The Sponsor Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Sponsor Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Simultaneously with the closing of the IPO, pursuant to the Underwriter Private Placement Units Agreement, the Company completed the private sale of an aggregate of aggregate of 260,000 private placement units (the “Underwriter Private Placement Units”) to BTIG, LLC at a purchase price of $10.00 per Underwriter Private Placement Unit, generating gross proceeds of $2,600,000. The Underwriter Private Placement Units are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Underwriter Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2026, in connection with the IPO, Andrew Childs, Michael Westerman, and Karl Simich (together with existing directors Matthew Fitzgerald and Morgan Fahimi, the “Board”) were appointed to the board of directors of the Company (the “Appointment”).

Messrs. Childs, Westerman, and Simich are independent directors. Effective July 16, 2026, Messrs. Childs, Westerman, and Simich were appointed to the Board’s Audit Committee and Compensation Committee, with Mr. Simich serving as chair of the Audit Committee and Mr. Childs serving as chair of the Compensation Committee.

Following the Appointment, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Mr. Fahimi, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of Messrs. Westerman and Childs, will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Mr. Simich (Chairman of the Board) and Mr. Fitzgerald, will expire at the Company’s third annual meeting of shareholders.

On July 16, 2026, in connection with the Appointment, the directors entered into the Letter Agreement, as well as an Indemnity Agreement with the Company. The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity Agreement, copies of which are attached as Exhibit 10.1 and 10.7–10.11 hereto, respectively, and are incorporated herein by reference.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

On July 16, 2026, in connection with the IPO, the Board adopted a compensation recovery policy (the “Compensation Recovery Policy”), effective as of the date on which the Company’s securities became listed on The Nasdaq Global Market. The Compensation Recovery Policy provides for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers of the Company in the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, in accordance with Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the applicable listing standards of The Nasdaq Stock Market LLC.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Amended Charter, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $260,000,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On July 16, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 20, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 16, 2026, by and between the Registrant and BTIG, LLC, as representative of the underwriters
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated July 16, 2026, by and between Continental Stock Transfer & Trust Company and the Registrant
10.1	Letter Agreement, dated July 16, 2026, by and among the Registrant and its founders
10.2	Investment Management Trust Agreement, dated July 16, 2026, by and between Continental Stock Transfer & Trust Company, LLC and the Registrant
10.3	Registration Rights Agreement, dated July 16, 2026, by and among the Registrant, BTIG, LLC and certain security holders
10.4	Private Placement Units Purchase Agreement dated July 16, 2026, by and among the Registrant and the Sponsor
10.5	Private Placement Units Purchase Agreement, dated July 16, 2026, by and among the Registrant and BTIG, LLC
10.6	Administrative Services Agreement, dated July 16, 2026, by and between the Registrant and the Sponsor
10.7	Indemnity Agreement, dated July 16, 2026, by and between the Company and Matthew Fitzgerald
10.8	Indemnity Agreement, dated July 16, 2026, by and between the Company and Morgan Fahimi
10.9	Indemnity Agreement, dated July 16, 2026, by and between the Company and Andrew Childs
10.10	Indemnity Agreement, dated July 16, 2026, by and between the Company and Michael Westerman
10.11	Indemnity Agreement, dated July 16, 2026, by and between the Company and Karl Simich
99.1	Press Release, dated July 16, 2026
99.2	Press Release, dated July 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR Resources Acquisition Corp

By:	/s/ Matthew Fitzgerald
	Name:	Matthew Fitzgerald
	Title:	Chief Executive Officer

Dated: July 21, 2026

4